SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)              February 21, 2002
                                                               -----------------


                            CPI AEROSTRUCTURES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



       New York                      1-11398                     11-2520310
----------------------------       ------------              -------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)               File Number)             Identification No.)




200A Executive Drive, Edgewood, New York                                11717
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code    (631) 586-5200
                                                      --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 22, 2002, CPI Aerostructures, Inc. ("CPI") announced that its wholly owned subsidiary, Kolar, Inc. ("Kolar"), would close its facilities located in Ithaca, New York, and liquidate its assets through a public auction of its machinery and equipment and the private sale of its real estate.

         On February 21, 2002, Kolar sold a substantial portion of its machinery and equipment at an auction conducted by Daley-Hodkin Corporation at Kolar's main facility in Ithaca, New York. Proceeds from the auction sale were approximately $1,350,000 for machinery and equipment owned by Kolar. These proceeds have been applied to the reduction of certain bank debt having a principal amount of $2,260,000 outstanding immediately prior to the auction. Proceeds of approximately $750,000 were also received upon the sale of certain leased equipment, which were remitted to the lessors (owners of the equipment). After giving effect to the applications of the proceeds to the bank debt, the remaining outstanding principal of the bank debt is $910,000. This amount is due on June 30, 2002 and CPI and Kolar are in the process of negotiating new payment arrangements with the banks, although there can be no assurance that such negotiations will be successful. Payment of this amount is guaranteed by CPI and is secured by a first priority security interest on substantially all of CPI's assets and Kolar's remaining assets. Kolar remains the owner of machinery and equipment having a book value of approximately $100,000 that was not sold in the auction. Such assets are also subject to a second priority security interest in favor of the former owner of Kolar. No proceeds from the sales of Kolar's assets will be available for payment of its trade creditors.

         Kolar has entered into contracts of sale for the sale of two of the four parcels of real estate it owns in Ithaca, New York, for an aggregate contract price (before broker's commissions) of $555,000. It is in negotiation for a contract regarding a third parcel. The proceeds of these sales, if completed, will also be applied to reduce the bank debt.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information

         Pro forma financial statements as required pursuant to Article 11 of Regulation S-X shall be filed by amendment not later than 60 days after the date that this report on Form 8-K must be filed.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 1, 2002                             CPI AEROSTRUCTURES, INC.



                                                   By:      /s/ Edward J. Fred
                                                            -------------------
                                                            Edward J. Fred
                                                            President and Chief
                                                            Financial Officer